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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-63897) of Three D Departments, Inc. of our report dated October 16, 1997, except as to Note 1 which is as of July 30, 1998, appearing on page 20 of this Form 10-K.




PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 15, 1999